Exhibit 10.2
AMENDMENT TO LAYLE K. SMITH’S TERM SHEET DATED MARCH 3, 2008
This Amendment (the “Amendment”) to the Management Equity Investment and Incentive Term Sheet (the “Termsheet”), dated as of March 3, 2008, between Noranda Aluminum Holding Corporation (the “Parent”), Noranda Aluminum, Inc. (the “Company”) and Layle K. Smith (the “Executive”), is made and entered into as of the 12th day of November, 2009.
1. The reference to “the 18-month anniversary of the Effective Date” in the definition of “Early CIC” in the section of the Termsheet entitled “Treatment of Purchased Equity and Parent Options Upon a Change in Control” is hereby replaced with the following words: “the sixty-month anniversary of the Effective Date”.
2. All references to “Tranche A Options” in the section of the Termsheet entitled “Treatment of Purchased Equity and Parent Options Upon a Change in Control” are hereby deemed to refer to all of the Parent Options.
3. Except as expressly amended by this Amendment, all terms and conditions of the Termsheet remain in full force and effect and are unmodified hereby.
IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand, and Parent and Company have caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

Layle K. Smith

NORANDA ALUMINUM HOLDING CORPORATION

By

Name:
Title:

NORANDA ALUMINUM, INC.

By

Name:
Title: